Exhibit 99.1

Joint Press Release

Alussa Energy Announces Effectiveness of Registration Statement and Extraordinary General Meeting for Proposed Business Combination with FREYR

•	Extraordinary general meeting of Alussa Energy shareholders (the “Special Meeting”) to approve the proposed business combination with FREYR AS expected to be held on June 30, 2021
•	Record date for the special meeting is April 30, 2021
•	Alussa Energy shareholders as of April 30, 2021 voting by proxy should submit their vote by June 28, 2021. For more information regarding how to vote, please visit https://www.cstproxy.com/alussaenergy/2021
•	Upon closing of the business combination, the ordinary shares and warrants of the combined company will be listed on the New York Stock Exchange under the ticker symbols “FREY” and “FREY.WS”, respectively
•	Alussa Energy and FREYR will jointly host a Capital Markets Update webcast on June 22, 2021

NEW YORK, NY and OSLO, Norway, June 14, 2021 – Alussa Energy Acquisition Corp. (“Alussa Energy”) (NYSE: ALUS) announced today that the U.S. Securities and Exchange Commission (“SEC”) has declared effective the registration statement on Form S-4 of FREYR Battery (as amended, the “Registration Statement”), which has been amended by a definitive proxy statement/prospectus in connection with Alussa Energy’s Extraordinary General Meeting of Alussa Energy shareholders (the “Special Meeting”) to consider matters related to the previously announced proposed business combination with FREYR AS (“FREYR”). Additionally, Alussa Energy today announced that it has set a meeting date of June 30, 2021 for the Special Meeting and a record date of April 30, 2021 (the “Record Date”), as disclosed in the Registration Statement.

“We are excited to deliver our transaction to the final stages of the business combination process. Approval from Alussa Energy’s shareholders will enable FREYR to deliver on its ambition of providing some of the world’s cleanest and most cost-effective batteries as a New York Stock Exchange-listed company,” said Daniel Barcelo, CEO, President and Director of Alussa Energy. “The Alussa Energy team remained true to its mission to facilitate the accelerating energy transition movement by partnering with FREYR to build a company focused on sustainability and decarbonization of transportation and energy systems around the globe. We thank our shareholders, investors in the private investment in public equity offering and other stakeholders for their strong commitment and support throughout our entire transaction process.”

Tom Einar Jensen, Co-Founder and CEO of FREYR, added, “The capital to be delivered in the business combination with Alussa Energy will catalyze FREYR’s plan to deliver 43 GWh of next-generation battery cell manufacturing capacity in Norway by 2025 and galvanize the rapidly developing battery ecosystem throughout the Nordic region. Since announcing the proposed business combination in January 2021, the interest for our planned clean, low-cost battery cells continues to accelerate. In the future, we look forward to announcing collaborations with offtake customers across transportation and energy storage market segments, global supply chain partners and other entities dedicated to providing battery electrification solutions at scale. FREYR is uniquely positioned to combine next-generation battery technology with a localized supply chain that leverages Norway’s distinctive advantages to realize our ambition to produce some of the world’s cleanest and most cost-effective batteries.”

Alussa Energy Shareholder Vote

Alussa Energy’s shareholders of record at the close of business on the Record Date are entitled to receive notice of the Special Meeting and to vote their Alussa ordinary shares at the Special Meeting. The meeting will be a completely virtual meeting of shareholders and will be conducted via live webcast. In connection with the Special Meeting, Alussa Energy shareholders that wish to exercise their redemption rights must do so no later than 5:00 p.m. Eastern Time on June 28, 2021 (two (2) business days prior to the Alussa Special Meeting) by following the procedures as specified in the definitive proxy statement/prospectus for the Special Meeting. There is no requirement that shareholders affirmatively vote for or against the business combination at the Special Meeting in order to redeem their shares for cash.

As announced previously, the business combination is to be effected through a newly created holding company, FREYR Battery (“Pubco”). Alussa Energy will become a wholly-owned subsidiary of Pubco, and the legacy business of FREYR (other than FREYR’s wind business) will be operated by a wholly-owned subsidiary of Pubco upon the consummation of the transaction. FREYR Battery’s ordinary shares and warrants are expected to be traded on the New York Stock Exchange under the new symbols “FREY” and “FREY.WS”, respectively. At the closing of the business combination, each Alussa Energy unit will separate into its components consisting of one Alussa Energy ordinary share and one-half of one warrant and, as a result, will no longer trade as a separate security.

The Record Date determines the holders of Alussa Energy’s ordinary shares entitled to receive notice of and to vote at the Special Meeting, and at any adjournment or postponement thereof, whereby shareholders will be asked to approve and adopt the business combination, and such other proposals as disclosed in the definitive proxy statement included in the Registration Statement. If the business combination and other proposals are approved by Alussa Energy shareholders, Alussa Energy anticipates closing the business combination shortly after the Special Meeting, subject to the satisfaction or waiver (as applicable) of all other closing conditions.

The Special Meeting will take place at 10:00 a.m., Eastern Time, on June 30, 2021 via a virtual meeting at the following address: https://www.cstproxy.com/alussaenergy/2021. Investors who hold Alussa Energy’s ordinary shares in “street name” or in a margin or similar account, which means that the shares are held of record by a broker, bank or nominee, should contact their broker, bank or nominee to ensure that votes related to the shares they beneficially own are properly counted. In this regard, they must instruct their broker, bank or other nominee how to vote the shares they beneficially own in accordance with the voting instruction form they receive from their broker, bank or other nominee. If they wish to virtually attend the Special Meeting and vote, they must contact their broker, bank or other nominee to obtain a legal proxy and instructions on the procedures to be followed. Beneficial investors who own their investments through a bank or broker and wish to attend the meeting will need to contact Continental Stock Transfer & Trust Company to receive a control number at least 72 hours before the Alussa Special Meeting. Alussa Energy recommends that its shareholders wishing to vote at the Special Meeting log in at least 15 minutes before the Special Meeting start time. Please note that Alussa Energy shareholders will not be able to attend the Special Meeting in person. Alussa Energy encourages its shareholders entitled to vote at the Special Meeting to vote their shares via proxy in advance of the Special Meeting by following the instructions on the proxy card.

A list of Alussa Energy shareholders entitled to vote at the Special Meeting will be open to the examination of any Alussa Energy shareholder at Continental Stock Transfer & Trust Company’s offices, for any purpose germane to the Special Meeting, during regular business hours for a period of ten calendar days before the Special Meeting.

Alussa Energy/FREYR Capital Markets Update Webcast

Alussa Energy and FREYR will jointly host a virtual Capital Markets Update at 10:00 a.m. Eastern Time on June 22, 2021 to discuss items related to the business combination and provide an update on business activities at FREYR. In addition, the webcast will feature Jarand Rystad, CEO of Rystad Energy, who will provide the firm’s macro outlook for global energy transition trends and the battery industry. Alussa Energy and FREYR will provide registration information for the event in a subsequent press release ahead of the webcast.

About Alussa Energy Acquisition Corp.

Alussa Energy is a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. While Alussa Energy may pursue an acquisition opportunity in any industry or sector, Alussa Energy intends to focus on businesses across the entire global energy supply chain. For more information, please visit www.alussaenergy.com.

About FREYR AS

FREYR plans to develop up to 43 GWh of battery cell production capacity by 2025 to position the company as one of Europe’s largest battery cell suppliers. The facilities will be located in the Mo i Rana industrial complex in Northern Norway, leveraging Norway’s highly skilled workforce and abundant, low-cost renewable energy sources from hydro and wind in a crisp, clear and energized environment. FREYR will supply safe, high energy density and cost competitive clean battery cells to the rapidly growing global markets for electric vehicles, energy storage, and marine applications. FREYR is committed to supporting cluster-based R&D initiatives and the development of an international ecosystem of scientific, commercial, and financial stakeholders to support the expansion of the battery value chain in our region. For more information, please visit www.freyrbattery.com.

Forward-Looking Statements

This press release contains, and certain oral statements made by representatives of Alussa Energy and FREYR and their respective affiliates, from time to time may contain, “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Alussa Energy’s, Pubco’s and FREYR’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “might” and “continues,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, expectations with respect to the shareholder approval of the business combination, the listing of Pubco’s common stock and warrants on the New York Stock Exchange, the production of clean and cost-effective batteries, the plan to deliver 43 GWh of next-generation battery cell manufacturing capacity in Norway by 2025, collaborations with customers and global supply chain partners across the transportation and energy storage sectors, the ability to leverage the Nordic region’s developing battery ecosystem and the closing of the business combination shortly after the Special Meeting. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results. Most of these factors are outside the control of Alussa Energy, Pubco or FREYR and are difficult to predict. Factors that may cause such differences include, but are not limited to: the inability to consummate the transaction due to failure to obtain approval of the shareholders of Alussa Energy; the inability to obtain the listing of Pubco’s common stock and warrants on the New York Stock Exchange following the transaction; the failure of capital to be delivered in the business combination; the risk that the transaction disrupts current plans and operations as a result of the announcement and consummation of the transaction; the inability to recognize anticipated benefits of the proposed business combination; the possibility that Alussa Energy, Pubco or FREYR may be adversely affected by other economic, business, and/or competitive conditions that might lead to, among other things, a failure to develop clean and cost-effective batteries, deliver on the targeted battery cell manufacturing capacity, leverage Norway’s perceived advantages in battery production and build collaborations with customers in the transportation and energy markets; and other risks and uncertainties identified in the registration/proxy statement relating to the transaction, including those under “Risk Factors” therein, and in other filings with the SEC made by Alussa Energy, Pubco and FREYR. Alussa Energy, Pubco and FREYR caution that the foregoing list of factors is not exclusive, and caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. None of Alussa Energy, Pubco or FREYR undertakes or accepts any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based, subject to applicable law.

No Offer or Solicitation

This press release is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the transaction or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

No Assurances

There can be no assurance that the transaction will be completed, nor can there be any assurance, if the transaction is completed, that the potential benefits of combining the companies will be realized.

Information Sources; No Representations

This press release has been prepared for use by Alussa Energy, Pubco and FREYR in connection with the transaction. The information herein does not purport to be all-inclusive. The information herein is derived from various internal and external sources, with all information relating to the business, past performance, results of operations and financial condition of Alussa Energy was derived entirely from Alussa Energy and all information relating to the business, past performance, results of operations and financial condition of FREYR and Pubco was derived entirely from FREYR. No representation is made as to the reasonableness of the assumptions made with respect to the information herein, or to the accuracy or completeness of any projections or modeling or any other information contained herein. Any data on past performance or modeling contained herein is not an indication as to future performance.

No representations or warranties, express or implied, are given in respect of this press release. To the fullest extent permitted by law in no circumstances will Alussa Energy, Pubco or FREYR, or any of their respective subsidiaries, affiliates, shareholders, representatives, partners, directors, officers, employees, advisors or agents, be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this press release, its contents (including without limitation any projections or models), any omissions, reliance on information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith, which information relating in any way to the operations of FREYR or Pubco has been derived, directly or indirectly, exclusively from FREYR and has not been independently verified by Alussa Energy. Neither the independent auditors of Alussa Energy nor the independent auditors of FREYR or Pubco audited, reviewed, compiled or performed any procedures with respect to any projections or models for the purpose of their inclusion in this press release and, accordingly, neither of them expressed any opinion or provided any other form of assurances with respect thereto for the purposes of this press release.

Important Information about the Transaction and Where to Find It

In connection with the transaction, Alussa Energy and Pubco have filed and will file relevant materials with the SEC, including a Form S-4 registration statement filed by Pubco on March 26, 2021 and amended on May 7, May 27, and June 9, 2021 (the “S-4”), which includes a prospectus with respect to Pubco’s securities to be issued in connection with the proposed business combination and a proxy statement (the “Proxy Statement”) with respect to Alussa Energy’s shareholder meeting at which Alussa Energy’s shareholders will be asked to vote on the proposed business combination and related matters. ALUSSA ENERGY SHAREHOLDERS AND OTHER INTERESTED PERSONS ARE ADVISED TO READ THE S-4 AND THE AMENDMENTS THERETO AND OTHER INFORMATION FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION, AS THESE MATERIALS WILL CONTAIN IMPORTANT INFORMATION ABOUT ALUSSA ENERGY, PUBCO, FREYR AND THE TRANSACTION. The Proxy Statement contained in the S-4 and other relevant materials for the transaction are being mailed to shareholders of Alussa Energy as of April 30, 2021. The preliminary S-4 and Proxy Statement, the final S-4 and definitive Proxy Statement and other relevant materials in connection with the transaction (when they become available), and any other documents filed by Alussa Energy with the SEC, may be obtained free of charge at the SEC’s website (www.sec.gov) or by writing to Alussa Energy Acquisition Corp. at c/o PO Box 500, 71 Fort Street, Grand Cayman KY1-1106, Cayman Islands.

Participants in Solicitation

Alussa Energy, Pubco and FREYR and their respective directors, executive officers and employees and other persons may be deemed to be participants in the solicitation of proxies from the holders of Alussa Energy ordinary shares in respect of the proposed transaction. Alussa Energy shareholders and other interested persons may obtain more detailed information regarding the names and interests in the transaction of Alussa Energy’s directors and officers in Alussa Energy’s and Pubco’s filings with the SEC, including when filed, the S-4 and the Proxy Statement. These documents can be obtained free of charge from the sources indicated above.

For investor inquiries, please contact:

For Alussa Energy:

Chi Chow
Investor Relations

cchow@alussaenergy.com

Tel: (+1) 929-303-6514

For FREYR:

Steffen Føried

Chief Financial Officer

steffen.foreid@freyrbattery.com

(+47) 975 57 406

Harald Bjørland

Investor Relations

Harald.bjorland@freyrbattery.com

(+47) 908 58 221

For media inquiries, please contact:

For Alussa Energy:

Emma Wolfe
alussa@kitehillpr.com

For FREYR:

Hilde B. Rønningsen

Director of Communications

Phone: +47 4539 7184

hilde.ronningsen@freyrbattery.com